SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2021

CKX LANDS, INC.

(Exact name of registrant as specified in its charter)

Louisiana	1-31905	72-0144530
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2417 Shell Beach Drive Lake Charles, Louisiana	70601
(Address of principal executive offices)	(Zip Code)

(337) 493-2399 (Registrant’s telephone number, including area code) (Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock with no par value	CKX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 22, 2021, CKX Lands, Inc. (the “Registrant”) and William Gray Stream, the Registrant’s President and Treasurer and a director, entered into a First Amendment (the “Amendment”) to Mr. Stream’s Executive Employment Agreement with the Registrant effective July 15, 2020 (the “Agreement”), which was previously filed with the Registrant’s Current Report on Form 8-K on July 16, 2020. The Agreement entitles Mr. Stream to receive restricted stock units and performance shares under a stock incentive plan (the “Plan”) that the Registrant will adopt if approved by the Registrant’s shareholders at its annual meeting in 2021. The Amendment:

●

decreases the percentage of each award under the Plan to be composed of time-vesting restricted stock units and increases the percentage to be composed of performance shares vesting based on the Registrant’s closing stock price;

●

provides that the performance shares would vest in increments if the closing price of the Registrant’s common stock on the NYSE American equals or exceeds certain price targets for at least ten consecutive trading days, rather than three consecutive trading days as provided in the Agreement; and

●	increases certain of the stock price targets.

The Amendment is filed as exhibit 10.1 to this report and is incorporated into this Item 5.02 by reference. The foregoing description of the Amendment is qualified in its entirety by reference to such exhibit.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1+	First Amendment to Employment Agreement effective as of March 22, 2020.

____________

+ Management contract or compensatory plan or arrangement.

EXHIBIT INDEX

Exhibit No.	Description
10.1+	First Amendment to Employment Agreement effective as of March 22, 2020.

____________

+ Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CKX LANDS, INC. (Registrant)

Date: March 25, 2021	By:	/s/ William Gray Stream
William Gray Stream President and Treasurer